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                                                                    Exhibit 24


                              POWER OF ATTORNEY

We, the undersigned officers and directors of Fleming Companies, Inc. (hereinafter the "Company"), hereby severally constitute Robert E. Stauth, Harry L. Winn, Jr. and David R. Almond, and each of them severally, our true and lawful attorneys with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, the Annual Report on Form 10-K for the fiscal year ended December 27, 1997, and any and all amendments thereto, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of February, 1998.


        Signature                               Title
        ---------                               -----

    ROBERT E. STAUTH                  Chairman and Chief Executive
--------------------------            Officer (principal executive
    Robert E. Stauth                  officer)


   HARRY L. WINN, JR.                 Executive Vice President and
--------------------------            Chief Financial Officer
   Harry L. Winn, Jr.                 (principal financial officer)

    KEVIN J. TWOMEY                   Vice President - Controller
--------------------------            (principal accounting officer)
    Kevin J. Twomey


     JACK W. BAKER
--------------------------            Director
     Jack W. Baker


     ARCHIE R. DYKES
--------------------------            Director
     Archie R. Dykes


     CAROL B. HALLETT
--------------------------            Director
     Carol B. Hallett


  EDWARD C. JOULLIAN III
--------------------------            Director
  Edward C. Joullian III


     JOHN A. MCMILLAN
--------------------------            Director
     John A. McMillan


      GUY A. OSBORN
--------------------------            Director
      Guy A. Osborn


--------------------------            Director
     Alice M. Peterson


     DAVID A. RISMILLER
--------------------------            Director
    David A. Rismiller